EXHIBIT 99.3

UNITED STATES BANKRUPTCY COURT

DISTRICT OF NEVADA

In re:	Case No.	01-23229 rcj

FCI Environmental, Inc.	CHAPTER 11

MONTHLY OPERATING REPORT

(GENERAL BUSINESS CASE)

SUMMARY OF FINANCIAL STATUS

MONTH ENDED: March 31, 2003		PETITION DATE: December 20, 2001

1.

Debtor in possession (or trustee) hereby submits this Monthly Operating Report on the Accrual Basis of accounting (or if checked here        the Office of the U.S. Trustee or the Court has approved the Cash Basis of Accounting for the Debtor).  Dollars reported in ($1)

2.	Asset and Liabilities Structure	End of Current Month	End of Prior Month	As of Petition Filing

	a. Current Assets	$274,209	$349,415
	b. Total Assets	292,114	367,320	$347,596
	c. Current Liabilities	1,445,651	1,445,619
	d. Total Liabilities	$16,011,647	$16,001,615	$14,555,995

3.	Statement of Cash Receipts & Disbursements for Month	Current Month	Prior Month	Cumulative (Case to Date)

	a. Total Receipts	$147,001	$101,541	$2,084,083
	b. Total Disbursements	110,036	78,877	2,026,304
	c. Excess (Deficiency) of Receipts Over Disbursements (a - b)	36,965	22,664	57,779
	d. Cash Balance Beginning of Month	39,065	16,401	18,251
	e. Cash Balance End of Month (c + d)	$76,030	$39,065	$76,030

		Current Month	Prior Month	Cumulative (Case to Date)
4.	Profit/(Loss) from the Statement of Operations	$(87,297)	$(49,733)	$(1,456,478)
5.	Account Receivables (Pre and Post Petition)	65,526	178,985
6.	Post-Petition Liabilities	1,445,651	1,445,619
7.	Past Due Post-Petition Account Payables (over 30 days)	$3,660	$7,694

At the end of this reporting month:			Yes	No

	8.

Have any payments been made on pre-petition debt, other than payments in the normal course to secured creditors or lessors? (if yes, attach listing including date of payment, amount of payment and name of payee)

			☐	☒

	9.	Have any payments been made to professionals? (if yes, attach listing including date of payment, amount of payment and name of payee)	☐	☒

	10.	If the answer is yes to 8 or 9, were all such payments approved by the court? (additional information attached)	☐	☐

	11.	Have any payments been made to officers, insiders, shareholders, relatives? (if yes, attach listing including date of payment, amount and reason for payment, and name of payee)	☒	☐

	12.	Is the estate insured for replacement cost of assets and for general liability?	☐	☒

	13.	Are a plan and disclosure statement on file?	☒	☐

	14.	Was there any post-petition borrowing during this reporting period? (additional information attached)	☐	☒

	15.		Check if paid: Post-petition taxes ☒ ; U.S. Trustee Quarterly Fees ☒ ; Check if filing is current for: Post-petition tax reporting and tax returns: ☒.

	(Attach explanation, if post-petition taxes or U.S. Trustee Quarterly Fees are not paid current or if post-petition tax reporting and tax return filings are not current.)

I declare under penalty of perjury I have reviewed the above summary and attached financial statements, and after making reasonable inquiry believe these documents are correct.

Date:	April 18, 2003	R. Kenyon Culver, CFO
		Responsible Individual

STATEMENT OF OPERATIONS

(General Business Case)

For the Month Ended March 31, 2003

Current Month						Cumulative (Case to Date)	Next Month Forecast
Actual	Forecast	Variance
					Revenues:
$44,730	$354,875	($310,145)	1		Gross Sales	$1,167,996	$354,875
0	0	0	2		less: Sales Returns & Allowances	0	0
44,730	354,875	(310,145)	3		Net Sales	1,167,996	354,875
18,768	76,271	57,503	4		less: Cost of Goods Sold (Schedule ‘B’)	596,200	76,271
25,962	278,604	(252,642)	5		Gross Profit	571,796	278,604
0	0	0	6		Interest	0	0
0	0	0	7		Other Income:	0	0
			8
			9
25,962	278,604	(252,642)	10		Total Revenues	571,796	278,604

					Expenses:
31,778	33,314	1,536	11		Compensation to Owner(s)/Officer(s)	536,351	33,314
38,595	73,028	34,433	12		Salaries	741,376	73,028
0	0	0	13		Commissions	16,062	0
0	0	0	14		Contract Labor	0	0
			15		Rent/Lease: Personal Property
7,854	10,825	2,971	16		Real Property	160,946	10,825
0	5,763	5,763	17		Insurance	46,862	5,763
0	0	0	18		Management Fees	0	0
1,932	2,000	68	19		Depreciation	29,374	2,000
					Taxes:
1,632	8,137	6,505	20		Employee Payroll Taxes	60,176	8,137
1,343	0	(1,343)	1		Real Property Taxes	4,094	0
0	0	0	2		Other Taxes	0	0
6,220	16,622	10,402	3		Other Selling	30,055	16,622
9,264	27,706	18,442	4		Other Administrative	203,505	27,706
4,641	0	(4,641)	5		Interest	58,212	0
10,000	9,167	833	6	Other Expenses:	License fees	122,499	9,167
			7
			8
			9
			10
			11
			12
			13
			14
113,259	186,562	73,303	15		Total Expenses	2,009,512	186,562

(87,297)	92,042	(179,339)	16		Subtotal	(1,437,716)	92,042

			17		Reorganization Items:
0	0	0			Professional Fees (additional information attached)	(3,512)	0
0	0	0	18		Provisions for Rejected Executory Contracts	0	0
0	0	0	19		Interest Earned on Accumulated Cash from Resulting Chp 11 Case	0	0
0	0	0	20		Gain or (Loss from Sale of Equipment)	0	0
0	0	0	21		U.S. Trustee Quarterly Fees	(15,250)	0
			22
0	0	0	23		Total Reorganization Items	(18,762)	0
(87,297)	92,042	(179,339)	24		Net Profit (Loss Before Federal & State Taxes)	(1,456,478)	92,042
0	0	0	25		Federal & State Income Taxes	0	0
$(827,297)	$92,042	$(179,339)	26		Net Profit (Loss)	$(1,456,478)	$92,042

Attach an Explanation of Variance to Statement of Operations (For variances greater than +/- 10% only):

BALANCE SHEET

(General Business Case)

For the Month Ended March 31, 2003

		From Schedules	Market Value
	Assets

	Current Assets
1	Cash and cash equivalents – unrestricted		$76,030
2	Cash and cash equivalents – restricted		0
3	Accounts receivable (net)	A	65,526
4	Inventory (net)	B	118,944
5	Prepaid expenses		10,228
6	Professional retainers		3,481
7	Other:		0
8			0

9	Total Current Assets		274,209

	Property and Equipment (Market Value)
10	Real property	C	0
11	Machinery and equipment	D	1,759
12	Furniture and fixtures	D	9,800
13	Office equipment	D	5,792
14	Leasehold improvements	D	0
15	Vehicles	D	0
16	Other:	D
17		D
18		D
19		D
20		D

21	Total Property and Equipment		17,351

	Other Assets
22			0
23			0
24			0
25			0
26			0
27	Due from affiliated company		554

28	Total Other Assets		0

29	Total Assets		$292,114

NOTE:
Indicate the method used to estimate the market value of assets (e.g., appraisals; familiarity with comparable market prices, etc.) and the date the value was determined.

See additional information attached

Liabilities and Equity
(General Business Case)

			From Schedules
		Liabilities

		Post-Petition

		Current Liabilities
30		Salaries and wages		$300,923
31		Payroll taxes		4,246
32		Real and personal property taxes		0
33		A/P clearing		6,028
34		Sales taxes		0
35		Notes payable (short term)		385,000
36		Accounts payable (trade	A	12,506
37		Real property lease arrearage		0
38		Personal property lease arrearage		2,192
39		Accrued professional fees		3,513
40		Current portion of long-term post-petition debt (due within 12 months)		0
41	Other:	Warranty reserve ($15,370) and deferred revenue ($62,436)		77,806
42		Other ($811), license fees ($79,009 and accrued DIP loan interest ($58,213)		138,033
43		Due to affiliates		525,404

44		Total Current Liabilities		1,445,651

45		Long-Term Post-Petition Debt, Net of Current Portion		0

46		Total Post-Petition Liabilities		1,445,651

		Pre-Petition Liabilities (allowed amount)
47		Secured claims	F	0
48		Priority unsecured claims	F	184,155
49		General unsecured claims	F	14,371,841

50		Total Pre-Petition Liabilities		14,555,996

51		Total Liabilities		16,011,647

		Equity (Deficit)
52		Equity (Deficit at time of filing)		(14,218,082)
53		Capital Stock		0
54		Additional paid-in capital		1,000
55		Cumulative profit/(loss) since filing of case		(1,456,478)
56		Post-petition contributions/(distributions) or (draws)		0
57				0
58		Market value adjustment		(45,973)

59		Total Equity (Deficit)		(15,719,533)

60		Total Liabilities and Equity (Deficit)		$292,114

SCHEDULES TO THE BALANCE SHEET

(General Business Case)

Schedule A

Accounts Receivable (Net) Payable

Receivables and Payables Agings	Accounts Receivable [Pre and Post Petition]	Accounts Payable [Post Petition]	Past Due Post Petition Debt
0 -30 Days	$63,598	$8,846
31-60 Days	5,680	1,593
61-90 Days	0	1,105	$3,660
91+ Days	0	962
Total accounts receivable/payable	69,278	$12,506
Allowance for doubtful accounts	(3,752)
Accounts receivable (net)	$65,526

Schedule B

Inventory/Cost of Goods Sold

Types and Amount of Inventory(ies)		Cost of Goods Sold
	Inventory(ies) Balance at End of Month
		Inventory Beginning of Month	$117,457
		Add -
Retail/Restaurants -		Net purchase	1,207
Product for resale	$0	Direct labor	6,399
		Manufacturing overhead	9,296
Distribution -		Freight in	0
Products for resale	0	Other:
			0
Manufacturer -			0
Raw Materials	341,330
Work-in-progress	(61,869)	Less -
Finished goods	368,477	Inventory End of Month	118,944
		Monitoring/warranty	(2,729)
Other - Explain	(528,994)	Scrap	(624)
Reserve for obsolescence
		Cost of Goods Sold	$18,768
TOTAL	$118,944

Method of Inventory Control			Inventory Valuation Methods
Do you have a functioning perpetual inventory system?			Indicate by a checkmark method of inventory used.
Yes ☒	No ☐
How often do you take a complete physical inventory?			Valuation methods
			FIFO cost	☒
Weekly	☐		LIFO cost	☐
Monthly	☐		Lower of cost or market	☒
Quarterly	☐
Semi-annually	☐		Retail method	☐
Annually	☒		Other -	☐
Date of last physical inventory was		1/18/2002
Explain
Date of next physical inventory is		12/31/2002

Schedule C Real Property

Description	Cost	Market Value
None	$0	$0

Total	$0	$0
Schedule D Other Depreciable Assets
Description	Cost	Market Value
Machinery & Equipment -
Various	$89,137	$1,759

3/31/03 NBV = $11,494

Total	$89,137	$1,759

Furniture & Fixtures -
Various	$35,000	$9,800

3/31/03 NBV = $22,107

Total	$35,000	$9,800

Office Equipment -
Various	$262,278	$5,792

3/31/03 NBV = $26,013
Total	$262,278	$5,792

Leasehold Improvements -
None	$0	$0

Total	$0	$0

Vehicles -
None	$0	$0

Total	$0	$0

Schedule E

Aging of Post-Petition Taxes

(As of End of the Current Reporting Period)

Taxes Payable	0-30 Days	31-60 Days	61-90 Days	91+ Days	Total
Federal
Income Tax Withholding	$0				$0
FICA – Employee	2,123				2,123
FICA – Employer	2,123				2,123
Unemployment (FUTA)
Income
Other (Attach List)
Total Federal Taxes	4,246				4,246
State and Local
Income Tax Withholding
Unemployment (UT)
Disability Insurance (DI)
Empl. Training Tax (ETT)
Sales
Excise
Real property
Personal property
Income
Other (Attach List)
Total State & Local Taxes
Total Taxes	$4,246				$4,246

Schedule F

Pre-Petition Liabilities

List Total Claims For Each Classification -	Claimed Amount	Allowed Amount (b)

Secured claims (a)	$0	$0
Priority claims other than taxes	148,477	127,462
Priority tax claims	56,693	56,693
General unsecured claims	$14,371,841	$14,371,841

(a)	List total amount of claims even it under secured.

(b)

Estimated amount of claim to be allowed after compromise or litigation. As an example, you are a defendant in a lawsuit alleging damage of $10,000,000 and a proof of claim is filed in that amount. You believe that you can settle the case for a claim of $3,000,000. For Schedule F reporting purposes you should list $10,000,000 as the Claimed Amount and $3,000,000 as the Allowed Amount.

Schedule G

Rental Income Information

Not applicable to General Business Cases.

Schedule H

Recapitulation of Funds Held at End of Month

	Account 1	Account 2	Account 3	Account 4
Bank	Bank of America	Bank of America	Petty cash and suspense	Bank of America OxySense
Account Type	Checking	Checking		Checking
Account No.	37-5550-8595	37-5550-8511		47-9133-4120
Account Purpose	General disbursement	Payroll		General disbursement
Balance, End of Month	$63,617	$1,245	$1,114	$10,054
Total Funds on Hand for all Accounts	$76,030

Attach copies of the month end bank statement(s), reconciliation(s), and the check register(s) to the Monthly Operating Report.

STATEMENT OF CASH RECEIPTS AND DISBURSEMENTS

Increase/(Decrease) in Cash and Cash Equivalents

For the Month Ended March 31, 2002

		Actual Current Month	Cumulative (Case to Date)
	Cash Receipts
1	Rent/Leases Collected	$0	$0
2	Cash Received from Sales	147,001	1,079,423
3	Interest Received	0	0
4	Borrowings	0	385,000
5	Funds from Shareholders, Partners, or Other Insiders	0	0
6	Capital Contributions	0	0
7	Transfers from DecisionLink, Inc., an affiliated company	0	392,032
8	Transfer from IDL Corp, an affiliated company	0	234,292
9	Insurance proceeds	0	3,542
10
11
12	Total Cash Receipts	147,001	2,094,289
	Cash Disbursements
13	Payments for Inventory	16,945	92,198
14	Selling	5,264	24,243
15	Administrative	25,727	451,113
16	Capital Expenditures	0	0
17	Principal Payments on Debt	0	0
18	Interest Paid	0	0
	Rent/Lease:
19	Personal Property	1,246	3,848
20	Real Property	0	30,393
	Amount Paid to Owner(s)/Officer(s)
21	Salaries	11,160	266,355
22	Draws	0	0
23	Commissions/Royalties	0	0
24	Expense Reimbursements	0	0
25	Other	0	0
26	Salaries/Commissions (less employee withholding)	18,072	575,712
27	Management Fees	0	0
	Taxes:
28	Employee Withholding	8,829	262,242
29	Employer Payroll Taxes	1,574	80,536
30	Real Property Taxes	0	0
31	Other Taxes	0	0
32	Other Cash Outflows:	0	0
33	Transfers to IDL Corp., an affiliated company	0	24,486
34	Transfer to DecisionLink, Inc. an affiliated company	12,000	165,740
35	U.S. Trustee	3,750	14,750
36	TNO license fee	5,469	44,894
37
38	Total Cash Disbursements:	110,036	2,036,510
39	Net Increase (Decrease) in Cash	36,965	57,779
40	Cash Balance, Beginning of Period	36,965	18,251
41	Cash Balance, End of Period	$76,030	$76,030

MONTHLY OPERATING REPORT

FCI Environmental, Inc. 01-23229 rjc

March 31, 2003

Additional Information

Summary of Financial Status:

The financial information provided herein includes the accounts of FCI Environmental, Inc. (“FCI”) on a stand-alone basis. This financial information does not include the accounts of any of its affiliated companies.

No. 11. Payments made to officers:

Payment Date	Check Nbr.	Amount	Purpose	Payee
3/7/03	11345	$2,806	Payroll period ended 3/1/03	Ken Culver, CFO
3/7/03	11346	2,774	Payroll period ended 3/1/03	Peter Gerard, CEO
3/21/03	11354	2,806	Payroll period ended 3/15/03	Ken Culver, CFO
3/21/03	11355	2,774	Payroll period ended 3/15/03	Peter Gerard, CEO

Approved on or about December 21, 2001, by court order authorizing payment of wages, salaries, employee benefits and reimbursable employee expenses.

No. 12. Estate insurance:

Effective September 1, 2002, FCI’s property and general liability insurance policies expired without replacement.

No. 14. An emergency order authorizing post-petition financing was approved by the bankruptcy court on or about December 21, 2001. On March 27, 2002, the bankruptcy court entered an emergency order authorizing supplemental post petition financing. $385,000 has been received by the end of this reporting period.

Statement of Operations:

The Statement of Operation budget does not include revenues from IDL Corp., an affiliated company that is integral to the debtor’s joint plan of reorganization.

Line 4 – Cost of goods sold – the budget contains only direct material costs. All other costs normally associated with cost of goods sold are included within operating expenses.

General Explanation of Variances to Statement of Operations:

The forecasted amounts are preliminary in nature. These amounts were derived from a combined Chapter 11 bankruptcy budget including affiliated companies

MONTHLY OPERATING REPORT

FCI Environmental, Inc. 01-23229 rjc

March 31, 2003

Additional Information

Balance Sheet:

Cash – The credit cash balance is a book overdraft only. Checks processed that created this book overdraft have been held and have only been released as cash resources become available.

Bank statements and reconciliations attached for:

Facility	Account No.
Bank of America	37-5550-8595
Bank of America	37-5550-8511

Inventory – the stated inventory balance is net of a $528,994 reserve to appropriately state inventories at the lower of cost or market.

Property and Equipment (Market Value) – market value has not been independently determined. Management estimates that the estate’s property and equipment, with a net book value of $67,468, to be worth $17,351.

Accrued salaries and wages – is comprised of: (a) $86,622 management salary deferral which only at Plan confirmation will be converted to a promissory note, as approved by the bankruptcy court on or about July 12, 2002, in an emergency order authorizing supplemental post petition financing, (b) $17,420 earned salary for the period from March 22, 2003 through March 31, 2003 paid on April 4, 2003, and (c) earned but unpaid salary of $196,881 of which $107,624 and $49,715 is for Messrs. Gerard and Culver, respectively.

Pre-petition general unsecured claims – includes $14,006,118 due to DecisionLink, Inc. (Chapter 11 case Nbr. 01-22706), the sole owner of FCI, and $108,446 due to affiliated companies.

END